UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 19, 2007 (April 18, 2007)
GAYLORD ENTERTAINMENT COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-13079	73-0664379

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Gaylord Drive
Nashville, Tennessee	37214

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 316-6000

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     Gaylord Entertainment Company (the “GEC”), a Delaware corporation, and ResortQuest International, Inc., a Delaware corporation and indirect wholly-owned subsidiary of GEC (“RQI”), entered into a Stock Purchase Agreement dated as of April 18, 2007 (the “Purchase Agreement”), with Vacation Holdings Hawaii, Inc., a Delaware corporation (“Purchaser”), and Interval Acquisition Corp, a Delaware corporation.
     Under the terms of the Purchase Agreement, Purchaser will acquire from RQI all of the outstanding stock of RQI Holdings, Ltd., a Hawaii corporation, and ResortQuest Real Estate of Hawaii, Inc., a Hawaii corporation. The purchase price will be $109,125,000, payable in cash in full at closing, and is subject to a post-closing adjustment based on the working capital of the acquired entities as of the closing. GEC (directly or through a wholly-owned subsidiary) will continue to hold its 19.9% ownership interest in RHAC Holdings, LLC and its 18.1% ownership interest in Waipouli Holdings LLC, which ownership interests will be excluded from this transaction.
     The Purchase Agreement contains various representations and warranties and covenants by the parties to such agreement and related indemnification obligations. The transaction is subject to various closing conditions, including the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
     On April 19, 2007, GEC issued a press release announcing the execution of the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1.
     The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, which is attached as Exhibit 10.1 and incorporated herein by this reference.
ITEM 7.01     REGULATION FD.
     On April 19, 2007, GEC issued a press release announcing the execution of the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1.
ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

10.1	Stock Purchase Agreement dated as of April 18, 2007 by and among Gaylord Entertainment Company, ResortQuest International, Inc., Vacation Holdings Hawaii, Inc., and Interval Acquisition Corp.

99.1	Press Release of Gaylord Entertainment Company dated April 19, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAYLORD ENTERTAINMENT COMPANY

Date: April 19, 2007	By:	/s/ Carter R. Todd
	Name:	Carter R. Todd
	Title:	Senior Vice President, General Counsel and Secretary

INDEX OF EXHIBITS

10.1	Stock Purchase Agreement dated as of April 18, 2007 by and among Gaylord Entertainment Company, ResortQuest International, Inc., Vacation Holdings Hawaii, Inc., and Interval Acquisition Corp.

99.1	Press Release of Gaylord Entertainment Company dated April 19, 2007.

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